Exhibit 99.1

 “We Will Become A Leading Global Marketer, Producer And Supplier Of High-Quality, Low-Cost Fertilizer Products And Services, Creating Sustained Value For Shareholders, Customers And Employees.” CF Industries Holdings, Inc. NYSE: CF Citi Basic Materials Symposium December 4, 2007

For CF Industries Today . . . Steve Wilson Chairman and Chief Executive Officer

Safe Harbor Statement Certain statements contained in this release may constitute "forward-looking statements" within the meaning of federal securities laws. All statements in this release, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; our history of losses; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated consequences related to future expansion of our business, including risks associated with international operations and trading; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand; loss of key members of management and professional staff; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

Today’s Presentation A quick overview of CF Industries Our perspective on strong global demand for grain – and the fertilizer needed to grow it And why we believe CF Industries is well positioned to capitalize on that demand

A Quick Overview of CF Industries A leading North American manufacturer and distributor of nitrogen and phosphate fertilizer, with world class manufacturing and extensive distribution capabilities The largest nitrogen fertilizer complexes in the U.S. and Canada A large, integrated phosphate operation in Central Florida, with excellent reserve position

A Quick Overview of CF Industries Extensive Corn Belt-based distribution system U.S. market shares for fertilizer year 2006: 21% nitrogen 14% phosphate Corn Belt* market share in fertilizer year 2006: 26% nitrogen 19% phosphate Global growth platforms via KEYTRADE acquisition and proposed Nitrogen Complex in Perú *ND, SD, NE, MN, IA, MO, IL, OH, IN & WI

Demand Growth Is a Global Phenomenon Source: USDA Rest of World EU China U.S. Growth: 1.5% Growth: 3.6% MM Metric Tons Coarse Grain Consumption Wild cards: China, world economic growth, energy prices 0 200 400 600 800 1000 1200 90 92 94 96 98 00 02 04 06 08 10 12 14

World Coarse Grain Production & Consumption (MM Metric Tons) Source: USDA Consumption Production “Consumption has outpaced production for 6 of the last 8 years” 700 750 800 850 900 950 1000 1050 1100 90 92 94 96 98 00 02 04 06

World Coarse Grain Ending Stocks (MM Tonnes) Source: USDA Note: Certain columns/rows may not “tie” due to “rounding” U.S. China Rest of World CF Fct. 0 50 100 150 200 250 96 97 98 99 00 01 02 03 04 05 06 07 08 09 1998 2001 2004 2007 United States 51.4 45.0 58.8 51.4 China 123.4 85.6 37.0 28.4 EU-27 25.1 22.3 25.0 11.5 FSU 4.5 11.4 7.2 4.0 L. America 8.4 8.9 14.8 12.7 Rest of World 24.8 24.5 34.9 27.3 Total 237.5 197.7 177.8 135.2

Growth in U.S. Corn Demand Has Accelerated Billion Bushels Source: USDA Ethanol and rising standards of living, especially in India and China, are driving growth Growth: 1.6% Growth: 4.7% 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 91 93 95 97 99 01 03 05 07 09 Exports Ethanol Food & Industrial Feed

The Outlook for Corn Acreage is generally expected to be in the 88 million – 90 million range, down from 93.9 million in ’07 but still well above historic norms Ethanol demand for corn is expected to continue to rise in Crop Year ‘08

Highest planted corn acreage since World War II in 2007 meant less soybeans and wheat Weather problems in major wheat producing regions further tightened supplies The end result: crop prices at near record or record highs today to “bid away” acres But This is More than Just a Corn Story

Source: USDA Marketing Year Near Record High Record High Record High Soybeans Wheat Corn U.S. Average Farm Level Crop Prices ($/Bushel) The Markets 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 9.00 2000 2001 2002 2003 2004 2005 2006 2007F

Demand-Driven Environment Supported Strong Pricing (World Nitrogen Price Index: Average 2002 = 100) Source: FMB Group January 2002 – Current Price Index 0 50 100 150 200 250 300 350 400 J02 J03 J04 J05 J06 J07 NH3 Urea

But What About New Capacity? GREAT IDEA !! No one else will think of that ! Let’s expand and build a new fertilizer plant !!

World Nitrogen Market Is Tighter than Previous Cycles (World Nitrogen Surplus) Calendar Years Source: Fertecon, CF Industries Although excess capacity is coming on stream, surplus is not expected to match peaks of previous two cycles Million tonnes 0 2 4 6 8 10 12 14 90 92 94 96 98 00 02 04 06 08 10

Globalized Natural Gas Pricing Could Drive Out Marginal Players in Eastern Europe Calendar Years Source: Industry Forecasts, Fertecon $/MMBtu High natural gas cost in Eastern Europe could put a floor under the world market 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 2006 2007 2008 2009 2010 2011 Western Europe U.S. Ukraine Russia Trinidad Mideast

Globalized Natural Gas Pricing and Transportation Costs Could Put Floor under World Market Calendar Years Source: Industry Forecasts, Fertecon U.S. Cost Ukraine Russia $ per Tonne Middle East Trinidad Ammonia Cost Delivered to U.S. Eastern Europe has nearly 12 million tons of export-oriented nitrogen 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 2006 2007 2008 2009 2010 2011

World Phosphate Market Has Also Tightened Dramatically Source: FMB Group DAP (price$/ton Florida) Rebound in demand in the U.S. and Latin America combined with continued demand growth in Asia Low producer inventory going into the ‘07 fall season June 2001 - Current 0 50 100 150 200 250 300 350 400 450 500 J J02 J J03 J J04 J J05 J J06 J J07 J

World Phosphate Market Is Tighter than Nitrogen Calendar Years Source: Fertecon, CF Industries MM tonnes of P2O5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 07 08 09 10 11 Capacity Increase Demand Increase

World-scale manufacturing facilities Strategically located, flexible distribution system Long-standing customer relationships Leading positions in key U. S. Corn Belt states (26% nitrogen, 19% phosphate) Forward Pricing Program (FPP) Strong financial position Can CF Industries Capitalize on This Opportunity?

Nitrogen – World Class and Flexible Two of North America’s largest nitrogen complexes: efficient and operated with a “continuous improvement” philosophy Unique “make versus buy” capability in nitrogen: Donaldsonville Nitrogen Complex can import product to supplement or replace production Ability to shift between urea and UAN, based on market conditions “Dial up” capabilities Donaldsonville, LA Medicine Hat, Alberta

Phosphate A balanced, productive phosphate business, with a strong phosphate rock reserve position Capacities of rock mine and fertilizer plant are matched 25 years of proven reserves, with 16 years fully permitted at 1/1/07 Experience blending varying grades of phosphate rock Hardee County, FL Plant City, FL

Industry Leading Flexibility in Distribution One of the industry’s largest networks of terminals and warehouses, many with access to multiple transportation modes Ability to serve Midwestern ammonia terminals and urea warehouses from either Medicine Hat or Donaldsonville In-market storage capacity is approximately 1.2 million tons for nitrogen and 300,000 tons for phosphate Fertilizer Intensity Nitrogen Manufacturing Complex Ammonia Terminal Ammonia Terminal & UAN Terminal UAN Terminal Urea & Phosphate Warehouse

Positioned in the “Sweet Spot” U.S. Ethanol Biorefinery Locations

Value of Ammonia Distribution System Source: FMB Group June 2003 - Current MW – Gulf $ Spread @ Record Level Ammonia Price ($/short ton) 200 250 300 350 400 450 500 550 600 J J04 J J05 J J06 J J07 J Price MW NH3 Gulf of Mexico

A Robust 4Q07 and Spring ‘08 Farmers expected to realize strong cash flow from 2007 harvest The fall ammonia application has been very strong Crop prices should support strong fertilizer application next spring

Strategic Themes Size: Become a larger entity Risk Profile: Diversify sources of cash operating income Customer Focus: Pursue a multi-channel distribution strategy that systematically provides the optimal cost/service balance to each end user customer segment

Strategic Themes Supply Base: Invest in supply sources to serve growth markets Distribution/Logistics: Strengthen our gateway position through the U.S. Gulf Continuous Improvement: Continually seek ways to improve our operations and management processes

Specific Strategic Initiatives: Gasification Project Gasification/ammonia complex at Donaldsonville Nitrogen Complex Reduce dependence on North American natural gas Convert substantial portion of complex to low-cost petcoke/coal blend Increase operational flexibility An equity investment with the potential for attractive returns

Specific Strategic Initiatives: Uranium Recovery Uranium recovery opportunity at Plant City Phosphate Complex Extracted from phosphate fertilizer production Key is procuring long-term supply contracts with utilities Economic returns promising

Acquisition of 50 percent ownership in KEYTRADE Firm is 3 million tonne per year global fertilizer trading organization Buys fertilizer in 35 countries and markets in 65 nations Acquisition provides established, extensive global platform to pursue growth and diversification Specific Strategic Initiatives: Global Platform for Marketing & Sourcing

On November 19, CF Industries won bidding for natural gas pact in Perú Proposed facility is world-scale nitrogen complex Markets in region include Perú, Central & South America, and Mexico KEYTRADE has existing commercial relationships in these markets Specific Strategic Initiatives: Proposed Nitrogen Complex in Perú

Debottlenecking opportunities at Plant City Phosphate Complex Natural gas efficiency improvements at Donaldsonville Nitrogen Complex Improved throughput at distribution facilities Specific Strategic Initiatives: “Continuous Improvement” Opportunities

The ‘Investable Idea’ Worldwide demand for corn, soybeans, wheat, sorghum, and other crops have created robust crop pricing and fertilizer demand Absent weather problems, overall planting could be even stronger in ’08, with any declines in one crop likely offset by gains in another CF Industries is well positioned to adapt and capitalize on today’s opportunity

THANK YOU !

APPENDIX

An Exceptional Third Quarter Performance Net earnings totaled $86.5 million, or $1.52 per common share, well above Q3’06 Improved pricing drove substantial margin improvement in nitrogen and phosphate CF Industries entered Q4’07 with strong forward order book at attractive margins Q3 is typically a seasonally weak quarter

The Battle for Acreage is On! U.S. Planted Acreage – Major Crops (MM Acres) 2006 2007 Projected 2008 Change 2007-08 Corn 78.3 93.6 89.0 -4.6 Wheat 57.3 60.5 64.9 4.4 Soybeans 75.5 63.7 69.5 5.8 Cotton 15.3 10.9 11.0 0.1 Other 89.5 91.5 92.6 1.1 Total 315.9 320.2 327.0 6.8 Source: USDA, CF Industries

East European Nitrogen Capacity and Export (000/Tonnes) Source: Fertecon, CF Note: Certain columns/rows may not “tie” due to “rounding” Nitrogen Capacity Ammonia Urea UAN AN Total N Lithuania 853 82 9 352 129 572 Bulgaria 929 16 25 0 94 135 Poland 2,446 123 58 200 51 432 Romania 2,276 25 437 200 119 781 Ukraine 4,964 1,394 1,622 56 306 3,378 Russia 10,995 3,034 2,174 288 1,034 6,529 Total 22,463 4,674 4,324 1,096 1,732 11,826 World Trade

World-Scale Manufacturing – Donaldsonville, LA Largest nitrogen fertilizer complex in North America Produces ammonia, urea, and UAN

World-Scale Manufacturing – Medicine Hat, AB Largest nitrogen fertilizer complex in Canada, No. 3 in North America Produces ammonia and urea

World-Scale Manufacturing – Central Florida Hardee County – rock mine with 25 years of reserves* Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S Port of Tampa – access to domestic and international markets *16 fully permitted as of 1/1/07

Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat We Are Committed to Continuous Improvement Total Tons P2O5 Produced Per Employee 1,100 1,150 1,200 1,250 1,300 1,350 1,400 1,450 1,500 1,550 1,600 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants We Are Committed to Continuous Improvement DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton

2006 Stock Performance Negative hurricane forecast “No-Show” hurricanes Corn optimism $25.64 $22.85 $20.01 $17.07 $15.57 $15.84 $14.26 $17.15 $17.30 $17.00 $18.45 $17.02 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 01/06/06 01/13/06 01/20/06 01/27/06 02/03/06 02/10/06 02/17/06 02/24/06 03/03/06 03/10/06 03/17/06 03/24/06 03/31/06 04/07/06 04/13/06 04/21/06 04/28/06 05/05/06 05/12/06 05/19/06 05/26/06 06/02/06 06/09/06 06/16/06 06/23/06 06/30/06 07/07/06 07/14/06 07/21/06 07/28/06 08/04/06 08/11/06 08/18/06 08/25/06 09/01/06 09/08/06 09/15/06 09/22/06 09/29/06 10/06/06 10/13/06 10/20/06 10/27/06 11/03/06 11/10/06 11/17/06 11/24/06 12/01/06 12/08/06 12/15/06 12/22/06 12/29/06 Week Ending

2007 YTD Stock Performance $82.25 $89.54 $64.04 $54.56 $63.68 $60.06 $42.38 $43.08 $38.55 $36.56 $31.56 $26.59 $75.80 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 4/5/2007 4/13/2007 4/20/2007 4/27/2007 5/4/2007 5/11/2007 5/18/2007 5/25/2007 6/1/2007 6/8/2007 6/15/2007 6/22/2007 6/29/2007 7/6/2007 7/13/2007 7/20/2007 7/27/2007 8/3/2007 8/10/2007 8/17/2007 8/24/2007 8/31/2007 9/7/2007 9/14/2007 9/21/2007 9/28/2007 10/5/2007 10/12/2007 10/19/2007 10/26/2007 11/2/2007 11/9/2007 11/16/2007 11/23/2007 Week Ending

Forward Pricing Program > 52% N and 41% P sold under FPP in Q1 ‘07 Challenge Natural gas and nitrogen fertilizer prices are highly volatile Benefits Margin certainty Improved production scheduling Reduced inventory risk Enhanced liquidity Integration with customers Solution Customers purchase product forward CF locks in margin by fixing natural gas costs Substantial customer deposit > 70% N and 43% P sold under FPP in Q2 ‘07 > 53% N and 45% P sold under FPP in Q3 ‘07